ZEDGE™

Investor Presentation

May 2016


ZEDGE™
free your phone
RECENT
Wallpapers
Live Wallpapers
Ringtones
Notifications
Games
Icons
Lists
Download History

Download on the App Store
GET IT ON Google Play
Google Play Best Apps of 2015

Safe Harbor Statement

This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Zedge Inc.'s future performance;
- projections of Zedge Inc.'s results of operations or financial condition;
- statements regarding Zedge Inc.'s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Zedge Inc.'s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge Inc.'s control. Such known and unknown risks, uncertainties and other factors may cause Zedge Inc.'s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Zedge Inc.'s Registration Statement on Form 10 and periodic reports filed with the Securities and Exchange Commission.

Zedge, Inc. cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Our Vision

To be the world's leading platform at helping people express their identity through digital content.


EYES

Global Leader In Device Personalization

Content distribution platform of choice for brands and consumers

- Wallpapers
- Ringtones
- Notification sounds
- App icons

- Content distribution platform focused on self-expression
- Enables ~35MM monthly active users to discover, share and acquire high quality wallpapers, ringtones, notification sounds and app icons
- Zedge Stories empowers brands to connect with customers and prospects more than 100x per day
- Attractive user base


App Installs
200MM
100MM

Milestones and KPIs

We aren't niche.

1.1MM
Facebook
Likes

2.7MM
5-Star
Ratings

Google play
TOP 25 FREE APPS
Google Play for 6 years

~100MM
Search queries monthly

BEST APPS
Google Play

200MM
Installs

TOP 25
iTunes Entertainment

~35MM
MAU

Source: Google Play, iTunes, Facebook & Company Estimates (March 2016)

Healthy, Growing Business



GENERAL INFORMATION

SYMBOL	ZDGE
Exchange	NYSE MKT
Stock Price*	$7.10
Shares Outstanding	9.3 million
Market Capitalization*	$62.3 million
Insider Ownership	14.1%
Fiscal Year end	July 31st

* As of market close on May 27th on a "When Issued" basis

INCOME STATEMENT

Fiscal Year Aug 1 - July 31 & $'000,	H1 '16	FY '15	FY '14
Revenue	**$6.089**	**$9.052**	**$6.529**
Direct Cost of Revenue	605	1,082	909
Gross Profit	**$5,484**	**$7,970**	**$5,620**
Gross Margin	90%	88%	86%
Costs & Expenses:			
SG&A	$3,457	$5,644	$4,846
Non-Cash Compensation	9	79	222
D&A	317	624	578
Total Costs & Expenses	**$4,388**	**$7,429**	**$6,554**
Income/(Loss) from Operations	**$1,701**	**$1,623**	**$(25)**
Total Interest and Other	(159)	175	17
Income/(Loss) Before Taxes	$1,542	$1,798	(8)
Provision for Income Taxes	106	212	138
Net Income/(Loss)	**$1,436**	**$1,586**	**$(146)**
Changes in CTA	(159)	(733)	(143)
Total Comprehensive Income	**$1,277**	**$854**	**($289)**

Core Management Team





Tom Arnøy
CEO & Co-Founder

Co-founder, Webway
Founder, IMC Labs



Jonathan Reich
CFO / COO

VP Sales, Fabrix Systems
CEO, Net2Phone Global Solutions



Vemund Lindås
SVP, Engineering

Atmel, Dept Head AVR IC
Q-Free, Project Manager



Amund Tveit, Phd
VP, Data

Google, Memkite and Atbrox



Stig Bakken
CTO

Google, Yahoo!
Microsoft (FAST)
Co-Founder, FTP Search



Gavin Gaudet
Director, Product Management

Product Architect, Softchoice Co.
Sr. Software Engineer, Firmex

Big Takeaways

Stable, Sustainable, Organic Growth Story

- More than 200MM app installs
- Customer acquisition is organic and growth is viral
- Marketing expense is de minimus

Mass Market

- We offer high quality, simplicity, fun and variety
- We empower the user without making it complicated
- We aren't niche and aren't a fad

Valuable Customer Base In N. America & Europe

- Our existing users are highly monetizable
- Growth opportunity in Asia and the emerging markets

Solid Financials

- Cash flow positive
- Outstanding margins
- Scalable business model with solid monetization and growth prospects

Exciting Growth Opportunities

- New products that are platform agnostic
- Internal promotion lowers user acquisition challenge
- Expanding within and outside of the world of personalization
- Strong brand



Product

Gavin Gaudet
Director - Product Management

We Are All About Self-Expression


12:45
Thurs, 11 July
I'm So Cool
Ringtone
Entertainment
ENTERTAINMENT
MOVIES
DESCRIPTION
WALLPAPERS
RINGTONES / NOTIFICATIONS
APP ICONS

Zedge's Platform

Enabling deep engagement between brands and consumers with lots of data.


Mobile Personalization
Social Content
Marketing Services
Insights / Data



Product Vision + Philosophy

It's always about the user.



Zedge Stories


11:18
The Little Prince
Based on a real masterpiece
A little girl lives in a very grown-up world with her mother, who tries to prepare her for it. Her neighbor, the Aviator....Read more
The Little Prince tone


10:04
The Little Prince tone
Theme song
10:04
Whistle whistle
Air plane sounds
Orange Studio

Social Content



I LOVE YOU!
GET WELL SOON
SNAKK
BAD LUCK
Good Luck



SAMSUNG
Find something to say
HAPPY BIRTHDAY
Smile
I LOVE YOU
BAD LUCK

Marketing



Google Play Top 25 For 6yrs

Organic growth without investment in user acquisition campaigns.


Top Free in Android Apps
NETFLIX
1. Messenger
2. Facebook
4. Instagram
5. Snapchat
7. Google Photos
9. Netflix
amazon
hulu
kik
15. Hulu
16. Kik
18. ZEDGE™ R
21. Firefox Browse
23. Pinterest
25. musical.ly
27. SoundCloud
YAHOO!

Source: Google Play December 18, 2015

Marketing

Broaden our reach.
Increase engagement.
Expand our brand.

Push Notifications



You're not done!
9:07 PM
Get hot new homescreen icons to go with y...
New Exclusives 4 U
9:07 PM
The Little Prince is Back! Get limited time Ex...
The Little Prince
Like ZOMBIES?
10:20 AM
Download new Walking Dead game!

In-App Messages



1:35
ZEDGE
It's Playoff Season!
Get in the mood for the playoffs with the aural excitement in the arena with a new ringtone or notification sound for yourself or a friend
GET A RINGTONE TO RUN UP THE SC...
Lists
Download History
Settings

Highly Monetizeable User Base

(Android)

Most usage in North America + Europe
Growth opportunities in Asia and emerging markets.

By Continent


Asia
13%
ROW
23%
Europe
27%
N. America
37%

By Country

United States	35%
Mexico	6%
Germany	5%
Colombia	4%
Romania	3%
Spain	3%
Turkey	3%
United	3%
Brazil	3%
Canada	2%

Penchant for Entertainment


Music Lovers
Gamers
TV Lovers
Mobile Enthusiasts
Movie Lovers
Technophiles
News Junkies/Avid Readers
Shutterbugs
Comics/Animations Fans
Sports Fans
0%
10%
20%

By Age


18-24
25-34
35-44
45-54
55+

Gender


36%
64%

Source: Google Analytics (March 2016)

Monetization



Generating Revenue

Users.
Usage.
Engagement.


Users
Engagement
Usage
$$$



Monetization Overview

Proven programmatic model today;
new and richer opportunities tomorrow.


PAID SERVICES
PRODUCT INTEGRATIONS
MERCHANDISING
SPONSORSHIPS + PROMOTIONS
ZEDGE® STORIES
PROGRAMATIC DISPLAY ADVERTISING

Excellence in Ad Optimization

Our inventory is coveted.

Relative Performance - CTR


239%
Premium
80%
Premium
2%
Premium
BANNERS
RECTANGLES
STATIC
INTERSTITIALS

Relative Performance - eCPM


121%
Premium
82%
Premium
22%
Premium
BANNERS
RECTANGLES
STATIC
INTERSTITIALS

Source: MoPub. Android only - CY Q4 '15

Financials



Key Financial Data *($'000)*


Revenue
$3,600
$2,800
$2,000
$1,200
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16


Gross Margin
92%
90%
88%
86%
84%
82%
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16


SG&A
$2,000
$1,500
$1,000
$500
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16


Net Income
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16

Source: Company Estimates

Key Financial Data ($ million)


Cash / Equivalents / Net Receivables
$6.0
$4.5
$3.0
$1.5
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16


End of Period Monthly Active Users & Revenue
35 MM
30 MM
25 MM
20 MM
15 MM
MAU
Revenue
$3.6
$2.8
$2.0
$1.2
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16


Working Capital
$4.0
$3.0
$2.0
$1.0
$0.0
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16


Quick Ratio
2.5x
2.0x
1.5x
1.0x
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16

Source: Company Estimates

Other Financial Points

Proven model today with new growth opportunities for tomorrow.

- Our revenue is impacted by seasonality in advertising
- Direct cost of revenue relates primarily to hosting, ad serving and re-engagement vendor expenses
- Salaries make up the majority of SG&A
- We capitalize a portion of our engineering resources

- Cash and marketable securities in excess of ~$9 million (anticipated at spin off)
- $0 debt

- ~45 days outstanding receivables
- Pursuing line of credit

Social Sphere Comparison

1. SELF EXPRESSION
2. SOCIAL
3. DISCOVERY
4. INTENT
5. CURATED CONTENT


41MM MAU - US
82% FEMALE
50% USERS IN THE US
67% USERS 18-40
600 EMPLOYEES
CY '15 REVENUE $125MM
$763MM OF FUNDING
$11B Valuation


14MM MAU - US
64% MALE
35% USERS IN THE US
68% USERS 18-40
53 EMPLOYEES
CY '15 REVENUE $10MM
$13MM OF FUNDING
ZEDGE

Unlocking Value
IDT Spin Offs



	DATE OF SPIN	INITIAL MARKET CAP	CURRENT MARKET CAP
IDW (OTC: CTMMA)	September 2009	$6 MM	$115 MM
Genie (NYSE: GNE)	October 2011	$191 MM	$191 MM
Straight Path (NYSE MKT: STRP)	August 2013	$38 MM	$483 MM



Thank You!

Jonathan Reich, CFO
+1.330.577.3424
jonathan.reich@zedge.net